Exhibit 99.1

VENTAS, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

For the Nine Months Ended September 30, 2015

On August 4, 2015, Ventas completed its acquisition of Ardent Medical Services, Inc. (“AHS”).  Concurrent with the closing of the transaction, the Company separated AHS’s hospital operations from its owned real estate and sold the hospital operations to a newly formed and capitalized operating company (“Ardent”).  An entity controlled by Equity Group Investments acquired a majority stake in Ardent, while Ventas retained a 9.9 percent interest and AHS management retained a significant ownership stake.

Also, on August 17, 2015, Ventas, Inc. (“Ventas” or the “Company”), entered into a Separation and Distribution Agreement with Care Capital Properties, Inc. (“CCP”), pursuant to which the Company agreed to transfer most of its post-acute / skilled nursing facility portfolio to CCP (the “Separation”) and distribute all of the Company-owned common stock of CCP to the Company’s stockholders in a distribution intended to be tax-free to the Company’s stockholders (the “Distribution”). The Distribution was effective at 11:59 p.m., Eastern Time, on August 17, 2015 (the “Effective Time”) to the Company’s stockholders of record as of the close of business on August 10, 2015. As a result of the Distribution, CCP is now an independent public company and its common stock is listed under the symbol “CCP” on the New York Stock Exchange.

The following unaudited pro forma condensed consolidated financial information sets forth:

•             The historical consolidated financial information of Ventas for the nine months ended September 30, 2015, derived from Ventas’s unaudited consolidated financial statements;

•             Pro forma adjustments to give effect to Ventas’s other 2015 transactions, including the 2015 acquisition of American Realty Capital Healthcare Trust, Inc. (“HCT”), excluding 20 properties that were included in the spin-off of CCP on August 17, 2015, and other 2015 significant debt activity, on Ventas’s consolidated statement of income for the nine months ended September 30, 2015, as if these transactions occurred on January 1, 2015;

•             Pro forma adjustments to give effect of the spin-off of CCP on August 17, 2015 on Ventas’s consolidated statement of income for the nine months ended September 30, 2015 as if the spin-off occurred on January 1, 2015; and

•             Pro forma adjustments to give effect of the AHS transaction on August 4, 2015 on Ventas’s consolidated statement of income for the nine months ended September 30, 2015 as if the transaction occurred on January 1, 2015.

This unaudited pro forma condensed consolidated financial statement has been prepared for informational purposes only and is based on assumptions and estimates considered appropriate by Ventas’s management; however, it is not necessarily indicative of what Ventas’s consolidated financial condition or results of operations actually would have been assuming the transactions had been consummated as of the date indicated, nor does it purport to represent Ventas’s consolidated financial position or results of operations for future periods. This unaudited pro forma condensed consolidated financial statement does not include the impact of any synergies that may be achieved in the transactions or any strategies that management may consider in order to continue to efficiently manage Ventas’s operations.  This pro forma condensed consolidated financial information should be read in conjunction with:

•             Ventas’s unaudited consolidated financial statements and the related notes thereto as of and for the nine months ended September 30, 2015 included in the Company’s Quarterly Report on Form 10-Q for the quarter then ended, filed with the Securities and Exchange Commission (“SEC”) on October 26, 2015.

VENTAS, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

For the Nine Months Ended September 30, 2015

(In thousands, except per share amounts)

	Ventas Historical	Other 2015 Transactions (A)	Pro Forma for Other 2015 Transactions	CCP Spin-Off Adjustments (B)	Pro Forma for Other 2015 Transactions and CCP Spin- Off Adjustments	AHS Transaction Adjustments (C)		Total Pro Forma
Revenues:
Rental income:
Triple-net leased	$571,591	$668	$572,259	$—	$572,259	$62,097	(D)	$634,356
Medical office buildings	420,287	4,519	424,806	—	424,806	—		424,806
	991,878	5,187	997,065	—	997,065	62,097		1,059,162
Resident fees and services	1,356,384	6,684	1,363,068	—	1,363,068	—		1,363,068
Medical office building and other services revenue	29,951	—	29,951	1,582	31,533	—		31,533
Income from loans and investments	66,192	37	66,229	—	66,229	—		66,229
Interest and other income	719	(8)	711	—	711	—		711
Total revenues	2,445,124	11,900	2,457,024	1,582	2,458,606	62,097		2,520,703
Expenses:
Interest	263,422	(3,217)	260,205	43,513	303,718	18,080	(E)	321,798
Depreciation and amortization	657,262	12,666	669,928	—	669,928	20,374	(F)	690,302
Property-level operating expenses:
Senior living	902,154	4,126	906,280	—	906,280	—		906,280
Medical office buildings	129,152	1,926	131,078	—	131,078	—		131,078
	1,031,306	6,052	1,037,358	—	1,037,358	—		1,037,358
Medical office building services costs	19,098	—	19,098	—	19,098	—		19,098
General, administrative and professional fees	100,399	—	100,399	(4,718)	95,681	—		95,681
Gain on extinguishment of debt, net	14,897	—	14,897	—	14,897	—		14,897
Merger-related expenses and deal costs	105,023	—	105,023	—	105,023	—		105,023
Other	13,948	(1)	13,947	—	13,947	—		13,947
Total expenses	2,205,355	15,500	2,220,855	38,795	2,259,650	38,454		2,298,104
Income (loss) before loss from unconsolidated entities, income taxes, discontinued operations, real estate dispositions and noncontrolling interest	239,769	(3,600)	236,169	(37,213)	198,956	23,643		222,599
(Loss) income from unconsolidated entities	(1,197)	—	(1,197)	—	(1,197)	3,109	(G)	1,912
Income tax benefit	27,736	3,187	30,923	—	30,923	—		30,923
Income (loss) from continuing operations	266,308	(413)	265,895	(37,213)	228,682	26,752		255,434
Gain on real estate dispositions	14,420	—	14,420	—	14,420	—		14,420
Income (loss) from continuing operations, including real estate dispositions	280,728	(413)	280,315	(37,213)	243,102	26,752		269,854
Net income (loss) attributable to noncontrolling interest	1,047	—	1,047	—	1,047	—		1,047
Income (loss) from continuing operations attributable to common stockholders, including real estate dispositions	$279,681	$(413)	$279,268	$(37,213)	$242,055	$26,752		$268,807
Income from continuing operations attributable to common stockholders per common share, including real estate dispositions:
Basic	$0.85	N/A	$0.84	N/A	$0.73	N/A		$0.81
Diluted	$0.84	N/A	$0.84	N/A	$0.73	N/A		$0.81
Weighted average shares used in computing earnings per common share:
Basic	329,440	N/A	329,440	N/A	329,440	N/A		329,440
Diluted	333,210	N/A	333,210	N/A	333,210	N/A		333,210

See accompanying notes to unaudited pro forma condensed consolidated financial statement.

VENTAS, INC.

NOTES AND MANAGEMENT’S ASSUMPTIONS TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENT

(Unaudited)

NOTE 1 - BASIS OF PRO FORMA PRESENTATION

Ventas, Inc. (“Ventas” or the “Company”) is a real estate investment trust (“REIT”) with a geographically diverse portfolio of seniors housing and healthcare properties in the United States, Canada and the United Kingdom.  The historical consolidated financial statements of Ventas include the accounts of the Company and its wholly owned subsidiaries and joint venture entities over which it exercises control.

On August 4, 2015, Ventas completed its acquisition of Ardent Medical Services, Inc. (“AHS”).  Concurrent with the closing of the transaction, the Company separated AHS’s hospital operations from its owned real estate and sold the hospital operations to a newly formed and capitalized operating company (“Ardent”).  An entity controlled by Equity Group Investments acquired a majority stake in Ardent, while Ventas retained a 9.9 percent interest and AHS management retained a significant ownership stake.

Also, on August 17, 2015, Ventas, Inc. (“Ventas” or the “Company”), entered into a Separation and Distribution Agreement with Care Capital Properties, Inc. (“CCP”), pursuant to which the Company agreed to transfer most of its post-acute / skilled nursing facility portfolio to CCP (the “Separation”) and distribute all of the Company-owned common stock of CCP to the Company’s stockholders in a distribution intended to be tax-free to the Company’s stockholders (the “Distribution”). The Distribution was effective at 11:59 p.m., Eastern Time, on August 17, 2015 (the “Effective Time”) to the Company’s stockholders of record as of the close of business on August 10, 2015. As a result of the Distribution, CCP is now an independent public company and its common stock is listed under the symbol “CCP” on the New York Stock Exchange.

NOTE 2 - ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(A)       Adjustments reflect the financial statement effects of Ventas’s January 2015 acquisition of American Realty Capital Healthcare Trust, Inc. (“HCT”), excluding 20 properties that were included in the spin-off of CCP on August 17, 2015.  Adjustments also reflect the Company’s senior note debt issuances and maturities during the nine months ended September 30, 2015 as if those transactions were consummated on January 1, 2015.

(B)       The historical results of operations of the CCP properties, including a pro rata allocation of $61.6 million of interest expense to the properties, have been presented as discontinued operations in the consolidated statement of income.  Adjustments reflect the consummation of the spin-off and a $1.3 billion distribution received by Ventas from CCP, principally used to repay $1.1 billion of Ventas indebtedness and related fees.  Interest expense is being adjusted to reflect the effects of these transactions.  Adjustments also reflect the financial statement effect of the transition services arrangement entered into with CCP.

The adjustment to general, administrative and professional fees reflects the actual savings that Ventas expects to realize after the spin-off of CCP, principally related to staffing and other corporate costs.

(C)       Reflects adjustments to record the income statement effect of the AHS transaction.

(D)       Adjustment reflects $105.0 million annual rental income to be received relating to the leases of the AHS real estate.

(E)        Adjustments reflect the financial statement effects of Ventas’s issuance in July 2015 of $500.0 million aggregate principal amount of 4.125% senior notes due 2026 and an August 2015 $900.0 million five year variable rate term loan.

(F)         Based on its initial estimate of the acquisition date fair values of real estate from the AHS transaction, Ventas has recorded the following fair values to the asset classes: $97.9 million to land and improvements, $1.1 billion to buildings and improvements, and $77.6 million to acquired in-place lease intangibles. Depreciation expense is calculated on a straight-line basis based on Ventas’s fair value determinations and its estimates of the remaining useful lives of each asset.  The adjustment to depreciation and amortization reflects the following components (in thousands):

AHS Acquisition Adjustments

	Weighted Average Useful Life (Years)	For the Nine Months Ended September 30, 2015
Ventas’s AHS acquisition adjustments for depreciation and amortization, by asset type:
Land improvements	10.3	$1,418
Building and improvements	40.3	22,836
In-place lease intangibles	30.0	1,941
Adjustment for depreciation and amortization		$26,195

(G)       Adjustment reflects the estimate of Ventas’s proportionate share of net income from its 9.9% ownership interest in Ardent.

NOTE 3 - FUNDS FROM OPERATIONS AND NORMALIZED FUNDS FROM OPERATIONS

VENTAS, INC.

UNAUDITED PRO FORMA FFO AND NORMALIZED FFO

For the Nine Months Ended September 30, 2015

(In thousands, except per share amounts)

	Ventas Historical	Other 2015 Transactions	Pro Forma for Other 2015 Transactions	CCP Spin- Off Adjustments	Pro Forma for Other 2015 Transactions and CCP Spin-Off Adjustments	AHS Acquisition Adjustments	Total Pro Forma

Income (loss) from continuing operations attributable to common stockholders, including real estate dispositions	$279,681	$(413)	$279,268	$(37,213)	$242,055	$26,752	$268,807
Discontinued operations	13,434	—	13,434	(12,437)	997	—	997
Net income (loss) attributable to common stockholders	293,115	(413)	292,702	(49,650)	243,052	26,752	269,804
Adjustments:
Real estate depreciation and amortization	652,025	12,666	664,691	—	664,691	20,374	685,065
Real estate depreciation related to noncontrolling interest	(5,980)	—	(5,980)	(202)	(6,182)	—	(6,182)
Real estate depreciation related to unconsolidated entities	4,371	—	4,371	—	4,371	—	4,371
Gain on real estate dispositions	(14,420)	—	(14,420)	—	(14,420)	—	(14,420)
Discontinued operations:
Gain on real estate dispositions	(229)	—	(229)	—	(229)	—	(229)
Depreciation on real estate assets	79,608	—	79,608	(79,478)	130	—	130
FFO	1,008,490	12,253	1,020,743	(129,330)	891,413	47,126	938,539
Adjustments:
Change in fair value of financial instruments	6	—	6	—	6	—	6
Non-cash income tax benefit	(30,716)	(3,187)	(33,903)	—	(33,903)	—	(33,903)
Loss on extinguishment of debt, net	16,283	—	16,283	—	16,283	—	16,283
Merger-related expenses, deal costs and re-audit costs	151,685	—	151,685	(44,070)	107,615	—	107,615
Amortization of other intangibles	1,620	—	1,620	—	1,620	—	1,620
Normalized FFO	$1,147,368	$9,066	$1,156,434	$(173,400)	$983,034	$47,126	$1,030,160

	Ventas Historical	Total Pro Forma

Income from continuing operations attributable to common stockholders, including real estate dispositions	$0.84	$0.81
Discontinued operations	0.04	0.00
Net income attributable to common stockholders	0.88	0.81
Adjustments:
Real estate depreciation and amortization	1.96	2.06
Real estate depreciation related to noncontrolling interest	(0.02)	(0.02)
Real estate depreciation related to unconsolidated entities	0.01	0.01
Gain on real estate dispositions	(0.04)	(0.04)
Discontinued operations:
Gain on real estate dispositions	(0.00)	(0.00)
Depreciation on real estate assets	0.24	0.00
FFO	3.03	2.82
Adjustments:
Change in fair value of financial instruments	0.00	0.00
Non-cash income tax benefit	(0.09)	(0.10)
Loss on extinguishment of debt, net	0.05	0.05
Merger-related expenses, deal costs and re-audit costs	0.46	0.32
Amortization of other intangibles	0.00	0.00
Normalized FFO	$3.44	$3.09

Dilutive shares outstanding used in computing FFO and normalized FFO per common share	333,210	333,210

(1) Per share amounts may not add due to rounding.

Unaudited pro forma Funds From Operations (“FFO”) and normalized FFO are presented herein for informational purposes only and are based on available information and assumptions that the Company’s management believes to be reasonable; however, they are not necessarily indicative of what Ventas’s FFO or normalized FFO actually would have been assuming the transactions had occurred as of the dates indicated.

Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time.  However, since real estate values historically have risen or fallen with market conditions, many industry investors deem presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves.  To overcome this problem, Ventas considers FFO and normalized FFO to be appropriate measures of operating performance of an equity REIT.  In particular, Ventas believes that normalized FFO is useful because it allows investors, analysts and Ventas management to compare Ventas’s operating performance to the operating performance of other real estate companies and between periods on a consistent basis without having to account for differences caused by unanticipated items and other events such as transactions and litigation.  In some cases, Ventas provides information about identified non-cash components of FFO and normalized FFO because it allows investors, analysts and Ventas management to assess the impact of those items on Ventas’s financial results.

Ventas uses the National Association of Real Estate Investment Trusts (“NAREIT”) definition of FFO.  NAREIT defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of real estate property, including gain on re-measurement of equity method investments, and impairment write-downs of depreciable real estate, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.  Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect FFO on the same basis.  Ventas defines normalized FFO as FFO excluding the following income and expense items (which may be recurring in nature): (a) merger-related costs and expenses, including amortization of intangibles, transition and integration expenses, and deal costs and expenses, including expenses and recoveries relating to the Company’s acquisition lawsuits; (b) the impact of any expenses related to asset impairment and valuation allowances, the write-off of unamortized deferred financing fees, or additional costs, expenses, discounts, make-whole payments, penalties or premiums incurred as a result of early retirement or payment of the Company’s debt; (c) the non-cash effect of income tax benefits or expenses and derivative transactions that have non-cash mark-to-market impacts on the Company’s consolidated statements of income; (d) the impact of future acquisitions or divestitures (including pursuant to tenant options to purchase) and capital transactions; (e) the financial impact of contingent consideration, severance-related costs, charitable donations made to the Ventas Charitable Foundation, gains and losses for non-operational foreign currency hedge agreements and changes in the fair value of financial instruments; and (f) expenses related to the re-audit and re-review of the Company’s historical financial statements and related matters.

FFO and normalized FFO presented herein may not be identical to FFO and normalized FFO presented by other real estate companies due to the fact that not all real estate companies use the same definitions.  FFO and normalized FFO should not be considered as alternatives to net income (determined in accordance with GAAP) as indicators of Ventas’s financial performance or as alternatives to cash flow from operating activities (determined in accordance with GAAP) as measures of Ventas’s liquidity, nor is FFO and normalized FFO necessarily indicative of sufficient cash flow to fund all of Ventas’s needs.  Ventas believes that in order to facilitate a clear understanding of Ventas’s consolidated historical operating results, FFO and normalized FFO should be examined in conjunction with net income as presented in the unaudited pro forma condensed consolidated financial statements.